SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 7, 2003
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                EQUITY INNS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         Tennessee                       01-12073                 62-1550848
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                            7700 Wolf River Boulevard
                          Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         Attached to this report is the exhibit listed below in accordance with
Item 503(d) of Regulation S-K under the Securities Act of 1933, as amended, filed in connection with the proposed sale of shares of the Company's Series B Preferred Stock, $.01 par value per share, pursuant to a preliminary prospectus supplement filed with the Securities and Exchange Commission (the "Commission") by Equity Inns, Inc. (the "Company") on July 7, 2003, supplementing the Company's base Prospectus dated April 21, 1998, which was included as part of a Registration Statement on Form S-3 (No. 333-48169) declared effective by the Commission on April 21, 1998.

Number            Description
------            -----------

12.1              Statement regarding Computation of Ratios

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EQUITY INNS, INC.




July 9, 2003                               /s/Donald H. Dempsey
                                           -------------------------------------
                                           Donald H. Dempsey
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer